ROSPECTUS --
January 31, 1996

MONEY MANAGEMENT PLUS
Prime Portfolio
4550 Montgomery Avenue, Bethesda, Maryland 20814

INVESTMENT OBJECTIVE AND POLICIES


MONEY MANAGEMENT PLUS Prime Portfolio (the "Fund") is a money market fund which seeks to obtain the highest level of current income, consistent with preservation of capital and liquidity, that is available through investments in specified money market instruments. The Fund's assets are invested in certificates of deposit of major banks, prime commercial paper and high-grade short-term corporate obligations, and short-term U.S. Government and agency securities. The investments mature in 13 months year or less, with an average weighted maturity of 90 days or less. The Fund seeks to maintain a constant net asset value of $1.00 per share for the Fund. An investment in the Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will be successful in maintaining a constant net asset value of $1.00 per share.

--------------------------------------------------------------------------
Notwithstanding the investment objectives and policies of the Fund, it is currently invested almost entirely in U.S. Government securities in order to meet diversification requirements. Further, due to the Fund's relatively small asset size, its fund operating expenses are relatively high compared to other money market funds. For this reason, the Fund's Board of Trustees has concurred with the Advisor's recommendation that the Fund be liquidated in the next few months.
--------------------------------------------------------------------------


TO OPEN AN ACCOUNT


Call your broker, or complete and return the enclosed Account
Application. Minimum investment is $2,000 per Fund.


ABOUT THIS PROSPECTUS

Please read this Prospectus before investing. It is designed to provide you with information you ought to know before investing and to help you decide if the Fund's goals match your own. Keep this document for future reference.


A Statement of Additional Information (dated January 31, 1996) for the Fund has been filed with the Securities and Exchange Commission and is incorporated by reference. This free Statement is available upon request from the Fund: 800-368-2748.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE FEDERAL OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

FUND EXPENSES


A.  Shareholder Transaction Expenses         Prime Portfolio
    Sales Load on Purchases                  None
    Sales Load on Reinvested Dividends       None
    Deferred Sales Load                      None
    Redemption Fees                          None
    Exchange Fee                             None


B.  Annual Fund Operating Expenses (as a
    percentage of average net assets)
    Management Fees                          0.50%
    Rule 12b-1 Fees                          0.35%
    Other Expenses                           0.62%
    Total Fund Operating Expenses            1.47%


C. Example:       You would pay the following expenses on a $1,000
investment, assuming (1) 5% annual return;(2) redemption at the end of each period:

                           1 Year           3 Years  5 Years  10 Years
                           $15              $46      $80      $176

The example, which is hypothetical, should not be considered a representation of past or future expenses. Actual expenses may be higher or lower than those shown.

Explanation of Table: The purpose of the table is to assist you in understanding the various costs and expenses that an investor in the Fund may bear directly (shareholder transaction costs) or indirectly (annual fund operating expenses).

      A. Shareholder Transaction Expenses are charges you pay when you buy or sell shares of the Funds. If you request a wire redemption of less than $1,000, you will be charged a $5 wire fee.


      B. Annual Fund Operating Expenses are based on the Fund's historical expenses, although Management Fees have been restated to reflect expenses anticipated in the current fiscal year. Management Fees are paid by the Fund to Calvert Asset Management Company, Inc. ("Advisor") for managing its investments and business affairs. The Fund incurs Other Expenses for maintaining shareholder records, furnishing shareholder statements and reports, and other services. If Management had not reimbursed or waived fees, the current Other Expenses and Total Fund Operating Expenses for would have been 0.56% and 1.41%, respectively. Management Fees and Other Expenses have already been reflected in the Fund's yield and are not charged directly to individual shareholder accounts. Please refer to the section "Management of the Fund" for further information.

          The Fund's Rule 12b-1 fees include an asset-based sales charge. Thus, long-term shareholders in the Fund could pay more than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc.; however, this is unlikely because these are money market funds, and have no front-end sales charge.



FINANCIAL HIGHLIGHTS


The following table provides information about the Fund's financial history. It expresses the information in terms of a single share outstanding throughout each period. The table has been audited by those independent accountants whose reports are included in the respective Annual Reports to Shareholders. The table should be read in conjunction with the financial statements and their related notes. The current Annual Report to Shareholders is incorporated by reference into the Statement of Additional Information.





                                               Class A Shares
                                               Year Ended
                                               September 30, 1995

Net asset value, beginning of year             $1.00

Income from investment operations
Net investment income                          .045

Distributions from
Net investment income                         (.045)

Net asset value, end of year                   $1.00

Total return<F4>                               4.55%

Ratio to average net assets:
Net investment income                          4.53%
Total expenses<F5>                             1.41%
Net expenses                                   1.39%
Expenses reimbursed and/or waived              --

Net assets, end of year (in thousands)         $26,775

Number of shares outstanding
at end of year (in thousands)                  26,821

<F4>Total return prior to 1994 is not audited.
<F5>Effective September 30, 1995, this ratio reflects total expenses before reduction for fees paid indirectly; previously such reductions were included in the ratio.



                                               Class A Shares
                                               Year Ended
                                               September 30, 1994

Net asset value, beginning of year             $1.00

Income from investment operations
Net investment income                          .028

Distributions from
Net investment income                         (.028)

Net asset value, end of year                   $1.00

Total return<F4>                               2.78%

Ratio to average net assets:
Net investment income                          2.75%
Total expenses<F5>                             --
Net expenses                                   1.23%
Expenses reimbursed and/or waived              --

Net assets, end of year (in thousands)         $99,973

Number of shares outstanding
at end of year (in thousands)                  100,024

<F4>Total return prior to 1994 is not audited.
<F5>Effective September 30, 1995, this ratio reflects total expenses before reduction for fees paid indirectly; previously such reductions were included in the ratio.



                                               Class A Shares
                                               Year Ended
                                               September 30, 1993

Net asset value, beginning of year             $1.00

Income from investment operations
Net investment income                          .025

Distributions from
Net investment income                         (.025)

Net asset value, end of year                   $1.00

Total return<F4>                               2.59%

Ratio to average net assets:
Net investment income                          2.48%
Total expenses<F5>                             --
Net expenses                                   .92%
Expenses reimbursed and/or waived              --%


Net assets, end of year (in thousands)         $102,325

Number of shares outstanding
at end of year (in thousands)                  102,370

<F4>Total return prior to 1994 is not audited.
<F5>Effective September 30, 1995, this ratio reflects total expenses before reduction for fees paid indirectly; previously such reductions were included in the ratio.



                                               Class A Shares
                                               Year Ended
                                               September 30, 1992

Net asset value, beginning of year             $1.00

Income from investment operations
Net investment income                          .037

Distributions from
Net investment income                         (.037)

Net asset value, end of year                   $1.00

Total return<F4>                               3.72%

Ratio to average net assets:
Net investment income                          3.69%
Total expenses<F5>                             --
Net expenses                                   .87%
Expenses reimbursed and/or waived              --

Net assets, end of year (in thousands)         $106,851

Number of shares outstanding
at end of year (in thousands)                  106,897

<F4>Total return prior to 1994 is not audited.
<F5>Effective September 30, 1995, this ratio reflects total expenses before reduction for fees paid indirectly; previously such reductions were included in the ratio.



                                               Class A Shares
                                               Year Ended
                                               September 30, 1991

Net asset value, beginning of year             $1.00

Income from investment operations
Net investment income                          .061

Distributions from
Net investment income                         (.061)

Net asset value, end of year                   $1.00

Total return<F4>                               6.27%

Ratio to average net assets:
Net investment income                          6.09%
Total expenses<F5>                             --
Net expenses                                   .93%
Expenses reimbursed and/or waived              --

Net assets, end of year (in thousands)         $119,316

Number of shares outstanding
at end of year (in thousands)                  119,362

<F4>Total return prior to 1994 is not audited.
<F5>Effective September 30, 1995, this ratio reflects total expenses before reduction for fees paid indirectly; previously such reductions were included in the ratio.



                                               Class A Shares
                                               Year Ended
                                               September 30, 1990

Net asset value, beginning of year             $1.00

Income from investment operations
Net investment income                          .074

Distributions from
Net investment income                         (.074)

Net asset value, end of year                   $1.00

Total return<F4>                               7.71%

Ratio to average net assets:
Net investment income                          7.45%
Total expenses<F5>                             --
Net expenses                                   .96%
Expenses reimbursed and/or waived              .13%

Net assets, end of year (in thousands)         $117,684

Number of shares outstanding
at end of year (in thousands)                  117,699

<F4>Total return prior to 1994 is not audited.
<F5>Effective September 30, 1995, this ratio reflects total expenses before reduction for fees paid indirectly; previously such reductions were included in the ratio.



                                               Class A Shares
                                               Year Ended
                                               September 30, 1989

Net asset value, beginning of year             $1.00

Income from investment operations
Net investment income                          .083

Distributions from
Net investment income                         (.083)

Net asset value, end of year                   $1.00

Total return<F4>                               8.69%

Ratio to average net assets:
Net investment income                          8.27%
Total expenses<F5>                             --
Net expenses                                   .91%
Expenses reimbursed and/or waived              .12%

Net assets, end of year (in thousands)         $156,777

Number of shares outstanding
at end of year (in thousands)                  156,797

<F4>Total return prior to 1994 is not audited.
<F5>Effective September 30, 1995, this ratio reflects total expenses before reduction for fees paid indirectly; previously such reductions were included in the ratio.



                                               Class A Shares
                                               Year Ended
                                               September 30, 1988

Net asset value, beginning of year             $1.00

Income from investment operations
Net investment income                          .067

Distributions from
Net investment income                         (.067)

Net asset value, end of year                   $1.00

Total return<F4>                               6.99%

Ratio to average net assets:
Net investment income                          6.44%
Total expenses<F5>                             --
Net expenses                                   .86%
Expenses reimbursed and/or waived              .25%

Net assets, end of year (in thousands)         $91,640

Number of shares outstanding
at end of year (in thousands)                  91,660

<F4>Total return prior to 1994 is not audited.
<F5>Effective September 30, 1995, this ratio reflects total expenses before reduction for fees paid indirectly; previously such reductions were included in the ratio.



                                               Class A Shares
                                               Year Ended
                                               September 30, 1987

Net asset value, beginning of year             $1.00

Income from investment operations
Net investment income                          .057

Distributions from
Net investment income                         (.057)

Net asset value, end of year                   $1.00

Total return<F4>                               6.07%

Ratio to average net assets:
Net investment income                          5.56%
Total expenses<F5>                             --
Net expenses                                   .85%
Expenses reimbursed and/or waived              .26%

Net assets, end of year (in thousands)         $63,134

Number of shares outstanding
at end of year (in thousands)                  63,138

<F4>Total return prior to 1994 is not audited.
<F5>Effective September 30, 1995, this ratio reflects total expenses before reduction for fees paid indirectly; previously such reductions were included in the ratio.


                                               Class A Shares
                                               Year Ended
                                               September 30, 1986

Net asset value, beginning of year             $1.00

Income from investment operations
Net investment income                          .067

Distributions from
Net investment income                         (.067)

Net asset value, end of year                   $1.00

Total return<F4>                               6.16%

Ratio to average net assets:
Net investment income                          6.47%
Total expenses<F5>                             --
Net expenses                                   .85%
Expenses reimbursed and/or waived              .51%

Net assets, end of year (in thousands)         $52,807

Number of shares outstanding
at end of year (in thousands)                  52,807

<F4>Total return prior to 1994 is not audited.
<F5>Effective September 30, 1995, this ratio reflects total expenses before reduction for fees paid indirectly; previously such reductions were included in the ratio.



INVESTMENT OBJECTIVE AND POLICIES

Investment Objective: The Fund seeks to earn the highest level of current income, consistent with preservation of capital and liquidity.


Money Management Plus Prime Portfolio is a diversified money market fund. Its objective is to earn the highest level of current income, consistent with preservation of capital and liquidity, that is available through investment in specified money market instruments. The Fund's assets are invested in securities maturing in 13 months or less, and it maintains an average weighted maturity of 90 days or less.


Prime Portfolio invests primarily in CDs, prime commercial paper, and U.S. Government Obligations.


Prime Portfolio invests in certificates of deposit and other obligations of banks having total assets of at least $1 billion, prime commercial paper and high grade (Aaa or Aa rated or equivalent quality) short-term corporate obligations, including participation interests in loans extended to issuers of such obligations, and obligations of the U.S. Government, its agencies and instrumentalities. Such securities may be purchased subject to repurchase agreements with recognized securities dealers and banks. The Fund may invest more than 25% of its assets in obligations of banks. See the Statement of Additional Information, "Appendix, Commercial Paper and Bond Ratings." Also, the Fund may invest in high-quality, U.S. dollar-denominated international money market instruments, and up to 5% of its assets in reverse repurchase agreements.


U.S. Government Obligations

Obligations issued by the U.S. Treasury, such as U.S. Treasury bills, notes and bonds, are supported by the full faith and credit of the U.S. Government.

Certain obligations issued or guaranteed by a U.S. Government agency or instrumentality are supported by the full faith and credit of the U.S. Government. These include obligations issued by the Export-Import Bank, Farmers Home Administration, Government National Mortgage Association, Postal Service, Merchant Marine, and Washington Metropolitan Area Transit Authority.


The Fund may also invest in other U.S. Government agency or instrumentality obligations which are supported only by the credit of the agency or instrumentality and may be further supported by the right of the issuer to borrow from the U.S. Treasury.


Repurchase Agreements


The Fund may enter into repurchase agreements. In a repurchase agreement, the Fund buys a security subject to the right and obligation to sell it back at a higher price. These transactions must be fully secured at all times, but they involve some credit risk to the Fund if the other party defaults on its obligation and the Fund is delayed or prevented from liquidating the collateral.

Reverse Repurchase Agreements

The Fund may engage in reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security subject to the right and obligation to buy it back at a higher price. The Fund then invests the proceeds from the transaction in another obligation in which it is authorized to invest. In order to minimize any risk involved, the Fund maintains in a segregated account liquid assets equal in value to the repurchase price, and currently intends to limit its borrowing due to reverse repurchase agreements to only 5% of total assets.


Bank CDs


The Fund may also invest in certificates of deposit and other debt obligations of commercial banks, savings banks, and savings and loan associations having assets of less than $1 billion, provided that the principal amount of such certificate is insured in full by the Federal Deposit Insurance Corporation ("FDIC"). The FDIC presently insures accounts up to $100,000; interest earned above $100,000 is not insured by the FDIC.


When-Issued Purchases


Purchasing obligations for future delivery or on a "when-issued" basis may increase the Fund's overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. The transactions are fully secured at all times.


Variable Rate Obligations


The Fund may invest in variable and floating rate obligations. Variable rate obligations have a yield which is adjusted periodically based upon changes in the level of prevailing interest rates. Floating rate obligations have an interest rate fixed to a known lending rate, such as the prime rate, and are automatically adjusted when that rate changes. Variable and floating rate obligations lessen the capital fluctuations usually inherent in fixed income investments, to diminish the risk of capital depreciation of Fund investments and Fund shares; but this also means that should interest rates decline, the yield of the Fund will decline and the Fund would not have as many opportunities for capital appreciation of Fund investments.


Demand Notes and Temporary Investments


The Fund may invest in floating rate and variable rate demand notes. Demand notes provide that the holder may demand payment of the note at its par value plus accrued interest by giving notice to the issuer. To ensure the ability of the issuer to make payment upon such demand, the note may be supported by an unconditional bank letter of credit.

The Fund may invest in structured money market instruments. In all cases, the Fund may invest in structured money market instruments. In all cases, it invests only in high-quality instruments (rated in one of the two highest rating categories, or if unrated, of comparable credit quality) that meet the requirements of SEC Rule 2a-7 regarding credit quality and maturity. See the Statement of Additional Information.


Other Policies


The Fund has adopted certain fundamental investment restrictions which are discussed in detail in the Statement of Additional Information. Unless specifically noted otherwise, the investment objective, policies and restrictions of the Fund are fundamental and may not be changed without shareholder approval. There can be no assurance that the Fund will be successful in meeting its investment objective.


YIELD

Yield refers to income generated by an investment over a period of time.


From time to time, the Fund may advertise "yield" and "effective yield." Yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" refers to the actual income generated by an investment in the Fund over a particular base period, stated in the advertisement. If the base period is less than one year, the yield will be "annualized." That is, the amount of income generated by the investment during the base period is assumed to be generated over a one-year period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.


MANAGEMENT OF THE FUND

The Board of Trustees supervises the activities and reviews its contracts with companies that provide the Fund with services.


The Fund is the only series of Calvert Cash Reserves, a Massachusetts business trust organized on March 16, 1982, now doing business as Money Management Plus. In October, 1992, Prime Portfolio began offering a second class of shares, the CCR Prime Shares, which was discontinued during 1994.

The Fund is an open-end diversified management investment company. The Fund is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes such as electing Trustees, changing fundamental policies, or approving a management contract. As a shareholder, you receive one vote for each share you own.


Calvert Group is one of the largest investment management firms in the Washington, D.C. area.


Calvert Group, Ltd., parent of the Funds' investment advisor, transfer agent, and distributor, is a subsidiary of Acacia Mutual Life Insurance Company of Washington, D.C. Calvert Group is one of the largest investment management firms in the Washington, D.C. area. Calvert Group, Ltd. and its subsidiaries are located at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. As of December 31, 1995, Calvert Group managed and administered assets in excess of $4.8 billion and more than 200,000 shareholder and depositor accounts.

Calvert Asset Management serves as Advisor to the Funds.

Calvert Asset Management Company, Inc. (the "Advisor") is the Fund's investment advisor. The Advisor provides the Fund with investment supervision and management; administrative services and office space; furnishes executive and other personnel to the Fund; and pays the salaries and fees of all Trustees who are affiliated persons of the Advisor. The Advisor may also assume and pay certain advertising and promotional expenses of the Fund and reserves the right to compensate broker-dealers in return for their promotional or administrative services. The Advisor has agreed to limit the Fund's expenses to the most restrictive state limitation in effect.

The Advisor receives a fee based on a percentage of the Fund's assets.

Pursuant to the Investment Advisory Agreement, the Advisor is entitled to, and did receive for fiscal 1995, an annual advisory fee of 0.50% of the Fund's respective average daily net assets.

Calvert Distributors, Inc. serves as underwriter to market the Fund's shares.

Calvert Distributors, Inc. ("CDI") is the Funds' principal underwriter and distributor. Under the terms of its underwriting agreement with the Funds, CDI markets and distributes the Fund's shares and is responsible for payment of compensation and service fees to broker-dealers, banks, and financial services firms, preparation of advertising and sales literature, and printing and mailing of prospectuses to prospective investors.

The Fund may pay distribution and servicing expenses pursuant to their Distribution Plan.

Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a Distribution Plan which permits it to pay certain expenses associated with the distribution of its shares. Amounts paid by the Fund to the Distributor under the Distribution Plan are used to pay dealers and other selling firms dealer-paid quarterly compensation at an annual rate of up to 0.40% of the average daily net assets of accounts the respective firms maintain in the Fund. They are also used to pay dealers and others, including the Distributor's salespersons who service accounts, service fees at an annual rate of up to 0.25% of such assets, and to pay CDI for its marketing and distribution expenses, preparation of advertising and sales literature, printing and mailing of prospectuses to prospective investors. The Distribution Plan expenses may not annually exceed 0.35% of the average daily net assets of any Fund. For fiscal year 1995, the Fund paid Distribution Plan expenses of
0.35 of average daily net assets.


CDI may also pay additional concessions, including non-cash promotional incentives, such as merchandise or trips, to dealers employing registered representatives who sell a minimum dollar amount of shares of the Fund and/or shares of other Funds underwritten by CDI. CDI may make expense reimbursements for special training of a dealer's registered representatives, advertising or equipment, or to defray the expenses of sales contests. CDI may receive reimbursement of eligible marketing and distribution expenses from the Fund's Rule 12b-1 Distribution Plan.


The Distribution Plan may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective Fund.


The transfer agent keeps your account records.

Calvert Shareholder Services, Inc. is the Fund's transfer, dividend disbursing and shareholder servicing agent.

SHAREHOLDER GUIDE

Opening An Account


You can buy shares of the Fund in several ways which are described here and in the chart on page 22.


An account application accompanies this prospectus. A completed and signed application is required for each new account you open, regardless of the method you choose for making your initial investment. Additional forms may be required from corporations, associations, and certain fiduciaries. If you have any questions or need extra applications, call your broker, or Calvert Group at 800-368-2748.

To invest in any of Calvert's tax-deferred retirement plans, please call Calvert Group at 800-368-2748 to receive information and the required separate application.

Share Price


The Fund's shares are sold without a sales charge.

The price of one share is its "net asset value," or NAV. NAV is computed by adding the value of a Fund's investments plus cash and other assets, deducting liabilities and then dividing the result by the number of shares outstanding. The NAV is calculated at the close of the Fund's business day, which coincides with the closing of the regular session of the New York Stock Exchange (normally 4:00 p.m. Eastern time). The Fund is open for business each day the New York Stock Exchange is open. The Fund's securities are valued according to the "amortized cost" method, which is intended to stabilize the NAV at $1.00 per share.

All purchases of Fund shares will be confirmed and credited to your account in full and fractional shares (rounded to the nearest 1/100 of a share). The Fund may send monthly statements in lieu of immediate confirmations of purchases and redemptions.


HOW TO BUY SHARES

Method            New Accounts                 Additional
Investments

By Mail           $2,000 minimum               $250 minimum


                  Please make your check       Please make your check payable
                  payable to the Fund and      to the Fund and mail it with
                  mail it with your            your investment slip to:
                  application to:



                  Calvert Group                Calvert Group
                  P.O. Box 419544              P.O. Box 419739
                  Kansas City, MO              Kansas City, MO
                  64179-6542                   64105-6739

By Registered, Certified, or Overnight Mail:
                                    Calvert Group
                                    c/o NFDS, 6th Floor
                                    1004 Baltimore
                                    Kansas City, MO 64105-1807

Through Your Broker$2,000 minimum                               $250  minimum

FOR ALL OPTIONS BELOW, PLEASE CALL YOUR BROKER, OR CALVERT GROUP AT
800-368-2745

By Exchange                $2,000 minimum                       $250  minimum
(From your account in another Calvert Group Fund)

When opening an account by exchange, your new account must be established with the same name(s), address and taxpayer identification number as your existing Calvert account.

By Bank Wire      $2,000 minimum                                $250  minimum

By Calvert Money  Not Available for                             $50  minimum
Controller*       Initial Investment

*Please allow sufficient time for Calvert Group to process your initial request for this service, normally 10 business days. The maximum transaction amount is $300,000, and your purchase request must be received by 4:00 p.m. Eastern time.

WHEN YOUR ACCOUNT WILL BE CREDITED

Before you buy shares, please read the following information to make sure your investment is accepted and credited properly.


Your purchase will be processed at the net asset value calculated after your order is received and accepted. Except in the case of telephone orders, investors whose payments are received in or converted into federal funds by 12:30 p.m. Eastern time by the custodian will receive the dividend declared that day. If your wire purchase is received after 12:30 p.m. Eastern time, your account will begin earning dividends on the next business day. A telephone order placed to Calvert Institutional Marketing Services by 12:30 p.m. Eastern time will become effective at the price determined at 5 p.m. Eastern time and the shares purchased will receive the dividend on Fund shares declared that day if federal funds are received by the custodian by 5 p.m. Eastern time. Exchanges begin earning dividends the next business day after the exchange request is received by mail or telephone. If the purchase is by check and is received by 4:00 p.m. Eastern time, it will begin earning dividends the next business day.

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash will be accepted. The Fund reserves the right to suspend the offering of shares for a period of time or to reject any specific purchase order. If your check does not clear, your purchase will be cancelled and you will be charged a $10 fee plus costs incurred by the Fund. When you purchase by check or with Calvert Money Controller, those funds will be on hold for up to 10 business days from the date of receipt. During that period, redemptions against those funds (including drafts) will not be honored. To avoid this collection period, you can wire federal funds from your bank, which may charge you a fee.


EXCHANGES


You may exchange shares of the Fund for shares of other Calvert Group
Funds.


If your investment goals change, the Calvert Group Family of Funds has a variety of investment alternatives that includes common stock funds, tax-exempt and corporate bond funds, and money market funds. The exchange privilege is a convenient way to buy shares in other Calvert Group Funds in order to respond to changes in your goals or in market conditions. Before you make an exchange from a Fund or Portfolio, please note the following:

         Call your broker or a Calvert representative for information and a prospectus for any of Calvert's other Funds registered in your state. Read the prospectus of the Fund or Portfolio into which you want to exchange for relevant information, including class offerings.

Each exchange represents the sale of shares of one Fund and the purchase of shares of another.


         Complete and sign an application for an account in that Fund or Fund, taking care to register your new account in the same name and taxpayer identification number as your existing Calvert account(s). Exchange instructions may then be given by telephone if telephone redemptions have been authorized and the shares are not in certificate form.

         Shares on which you have already paid a sales charge at Calvert Group may be exchanged into another Fund at no additional charge. Shares acquired by reinvestment of dividends or distributions may be exchanged into another Fund at no additional charge. Except for money market funds, if you make a purchase at NAV, you may exchange that amount to another fund at no additional sales charge.


The Fund reserves the right to terminate or modify the exchange privilege with 60 days' written notice.

OTHER CALVERT GROUP SERVICES

Calvert Information Network

24 hour performance and prices

Calvert Group has a round-the-clock telephone service that lets existing customers use a push button phone to obtain prices, performance information, and account balances. Complete instructions for this service may be found on the back of each statement.

Calvert Money Controller

Calvert Money Controller eliminates the delay of mailing a check or the expense of wiring funds. You can request this free service on your application.

This service allows you to authorize electronic transfers of money to purchase or sell shares. You use Calvert Money Controller like an "electronic check" to move money ($50 to $300,000) between your bank account and your Calvert Group account with one phone call. Allow one or two business days after the call for the transfer to take place; for money recently invested, allow normal check clearing time (up to 10 business days) before redemption proceeds are sent to your bank.

You may also arrange systematic monthly or quarterly investments
(minimum $50) into your Calvert Group account. After you give us proper authorization, your bank account will be debited to purchase Fund shares. A debit entry will appear on your bank statement. If you would like to make arrangements for systematic monthly or quarterly redemptions from your Calvert Group account, call your broker or Calvert for a Money Controller Application.

Telephone Transactions

Calvert may record all telephone calls.

If you have telephone transaction privileges, you may purchase, redeem, or exchange shares, wire funds and use Calvert Money Controller by telephone. You automatically have telephone privileges unless you elect otherwise. The Fund, the transfer agent and their affiliates are not liable for acting in good faith on telephone instructions relating to your account, so long as they follow reasonable procedures to determine that the telephone instructions are genuine. Such procedures may include recording the telephone calls and requiring some form of personal identification. You should verify the accuracy of telephone transactions immediately upon receipt of your confirmation statement.


Complete the account application for the easiest way to establish services.


The easiest way to establish optional services on your Calvert Group account is to select the options you desire when you complete your account application. If you wish to add other options later, you may have to provide us with additional information and a signature guarantee. Please call your broker or Calvert Investor Relations at 800-368-2745 for further assistance. For our mutual protection, we may require a signature guarantee on certain written transaction requests. A signature guarantee verifies the authenticity of your signature, and may be obtained from any bank, savings and loan association, credit union, trust company, broker-dealer firm or member of a domestic stock exchange. A signature guarantee cannot be provided by a notary public.

Householding of General Mailings


Householding reduces Fund expenses and saves paper and trees for the environment.


If you have multiple accounts with Calvert, you may receive combined mailings of some shareholder information, such as semi-annual and annual reports. Please contact Calvert Investor Relations at 800-368-2745 to receive additional copies of information.

Special Services and Charges

The Fund pays for shareholder services but not for special services that are required by a few shareholders, such as a request for a historical transcript of an account. You may be required to pay a research fee for these special services.

If you are purchasing shares of the Fund through a program of services offered by a securities dealer or financial institution, you should read the program materials in conjunction with this Prospectus. Certain features of the Fund may be modified in these programs, and administrative charges may be imposed by the broker-dealer for the services rendered.

Tax-Saving Retirement Plans


Contact Calvert Group for complete information kits discussing the plans, and their benefits, provisions and fees.


Calvert Group can set up your new account under one of several tax-deferred plans. These plans let you invest for retirement and shelter your investment income from current taxes. Minimums may differ from those listed in the chart on page 22.

         Individual retirement accounts (IRAs): available to anyone who has earned income. You may also be able to make investments in the name of your spouse, if your spouse has no earned income.

         Qualified Profit-Sharing and Money-Purchase Plans (including 401(k) Plans): available to self-employed people and their partners, or to corporations and their employees.

         Simplified Employee Pension Plan (SEP-IRA): available to self-employed people and their partners, or to corporations. Salary reduction pension plans (SAR-SEP IRAs) are also available to employers with 25 or fewer employees.

         403(b)(7) Custodial Accounts: available to employees of most non-profit organizations and public schools and universities.

Consolidated Asset Account ("CAA")


Certain brokerage firms may offer their customers CAA, a special cash management service linked to one of the Fund's Funds. CAA customers may have free-credit cash balances at their brokerage firm account automatically invested in Fund shares on a daily basis. Participating brokerage firms will charge their customers a fee for the CAA program and may establish a higher minimum balance. Details of CAA, including the fee charged, are available from participating brokerage firms. This prospectus should be read together with such firm's materials regarding these fees and services.


SELLING YOUR SHARES

You may redeem all or a portion of your shares on any business day. Your shares will be redeemed at the next net asset value calculated after your redemption request is received and accepted. See the chart below for specific requirements necessary to make sure your redemption request is acceptable. Remember that the Fund may hold payment on the redemption of your shares until it is reasonably satisfied that investments made by check or by Calvert Money Controller have been collected (normally up to 10 business days).

Redemption Requirements To Remember


To ensure acceptance of your redemption
request, please follow the procedures described here and below.



Once your shares are redeemed, the proceeds will normally be sent to you on the next business day, but if making immediate payment could adversely affect the Fund, it may take up to seven (7) days. Calvert Money Controller redemptions generally will be credited to your bank account on the second business day after your phone call. When the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the Securities and Exchange Commission, redemptions may be suspended or payment dates postponed.

If you sell shares by telephone or written request, you will receive dividends through the date the request is received and processed. If you write a draft to sell shares, the shares will earn dividends until the draft is presented to the Fund to be paid.

Minimum account balance is $1,000

Please maintain a balance in your account of at least $1,000. If, due to redemptions, the account falls below $1,000, or you fail to invest at least $1,000, it may be closed and the proceeds mailed to you at the address of record. You will be given notice that your account will be closed after 30 days unless you make an additional investment to increase your account balance to the $1,000 minimum.


HOW TO SELL YOUR SHARES

Draftwriting


You may redeem shares in your account by writing a draft for at least $250. If you complete and return the signature card for Draftwriting, the Fund will mail bank drafts to you, printed with your name and address. Generally, there is no charge to you for the maintenance of this service or the clearance of drafts, but the Fund reserves the right to charge a service fee for drafts returned for uncollected or insufficient funds. The Fund will charge $25 for any stop payments on drafts. As a service to shareholders, the Fund may automatically transfer the dollar amount necessary to cover drafts you have written on the Fund to your Fund account from any other of your identically registered accounts in Calvert money market funds or Calvert Insured Plus. The Fund may charge a fee for this service.


By Mail To:


Calvert Group
P.O. Box 419544
Kansas City, MO
64179-6542


You may redeem available shares from your account at any time by sending a letter of instruction, including your name, account and Fund number, the number of shares or dollar amount, and where you want the money to be sent. Additional requirements, below, may apply to your account. The letter of instruction must be signed by all required authorized signers. If you want the money to be wired to a bank not previously authorized, then a voided bank check must be enclosed with your letter. If you do not have a voided check or if you would like funds sent to a different address or another person, your letter must be signature guaranteed.

Type of Registration               Requirements

Corporations, Associations         Letter of  instruction and a  corporate
                                   resolution, signed by person(s)
                                   authorized to act on the account,
                                   accompanied by signature guarantee(s).

Trusts Letter of instruction signed by the Trustee(s) (as Trustee), with a signature guarantee. (If the Trustee's name is not registered on your account, provide a copy of the trust document, certified within the last
                                   60 days.)

By Telephone


Please call 800-368-2745. You may redeem shares from your account by telephone and have your money mailed to your address of record or wired to an address or bank you have previously authorized. A charge of $5 is imposed on wire transfers of less than $1,000. See "Telephone
Transactions" on page 24.


Calvert Money Controller

Please allow sufficient time for Calvert Group to process your initial request for this service (normally 10 business days). You may also authorize automatic fixed amount redemptions by Calvert Money
Controller. All requests must be received by 4:00 p.m. Eastern time. Accounts cannot be closed by this service.

Exchange to Another Calvert Group Fund


You must meet the minimum investment requirement of the other Calvert Group Fund or Fund. You can only exchange between accounts with identical names, addresses and taxpayer identification number, unless previously authorized with a signature-guaranteed letter.


Systematic Check Redemptions


If you maintain an account with a balance of $10,000 or more, you may have up to two (2) regular redemption checks for a fixed amount sent to you on the 15th of each month, simply by sending a letter with all information, including your account number, and the dollar amount ($100 minimum). If you would like a regular check mailed to another person or place, your letter must be signature guaranteed.


Through your Broker

If your account is held in your broker's name ("street name"), you should contact your broker directly to transfer, exchange or redeem shares.

DIVIDENDS AND TAXES


Each year, the Fund distributes substantially all of its net investment income to shareholders.


Dividends from the Fund's net investment income are declared daily and paid monthly. Net investment income consists of interest income, net short-term capital gains, if any, and dividends declared and paid on investments, less expenses.

Dividend payment options


Dividends and any distributions are automatically reinvested in additional shares of the same Fund, unless you elect to have the dividends of $10 or more paid in cash (by check or by Calvert Money Controller). Dividends and distributions from the Funds may be invested in shares of any other Calvert Group Fund or Fund with no additional sales charge. You must notify the Fund in writing to change your payment options. If you elect to have dividends and/or distributions paid in cash, and the U.S. Postal Service cannot deliver the check, or if it remains uncashed for six months, it, as well as future dividends and distributions, will be reinvested in additional shares.


Federal Taxes


In January, the Fund will mail you Form 1099-DIV indicating the federal tax status of dividends and any capital gain distributions paid to you by the Fund during the past year. Dividends and distributions are taxable to you regardless of whether they are taken in cash or reinvested. Dividends, including short-term capital gains, are taxable as ordinary income. Distributions from long-term capital gains are taxable as long-term capital gains, regardless of how long you have owned Fund shares. A portion of the Fund's dividends may qualify for the dividends received deduction for corporations.


Other Tax Information

In addition to federal taxes, you may be subject to state or local taxes on your investment, depending on the laws in your area. You will be notified to the extent, if any, that dividends reflect interest received from U.S. government securities. Such dividends may be exempt from certain state income taxes.

Taxpayer Identification Number


If we do not have your correct Social Security or Taxpayer Identification Number ("TIN") and a signed certified application or Form W-9, Federal law requires the Fund to withhold 31% of your dividends. In addition, you may be subject to a fine. You will also be prohibited from opening another account by exchange. If this TIN information is not received within 60 days after your account is established, your account may be redeemed at the current NAV on the date of redemption. The Fund reserves the right to reject any new account or any purchase order for failure to supply a certified TIN.


To Open an Account:                                     Prospectus
     800-368-2748                                       January 31,  1996


Performance and Prices:
Calvert Information Network                             MONEY MANAGEMENT PLUS
24 hours, 7 days a week                                 Prime Portfolio
800-368-2745

Service for Existing Account:
     Shareholders              800-368-2745
     Brokers                   800-368-2746

TDD for Hearing Impaired:
     800-541-1524

PRINCIPAL UNDERWRITER
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814


Table of Contents

Fund Expenses
Financial Highlights
Investment Objective and Policies
Yield
Management of the Fund
SHAREHOLDER GUIDE:
How to Buy Shares
When Your Account Will Be Credited
Exchanges
Other Calvert Group Services
Selling Your Shares
How to Sell Your Shares
Dividends and Taxes

                          Money Management Plus
                             Prime Portfolio

                   Statement of Additional Information
                             January 31, 1996


INVESTMENT ADVISOR                                           TRANSFER AGENT
Calvert Asset Management Company, Inc.   Calvert Shareholder Services, Inc.
4550 Montgomery Avenue                               4550 Montgomery Avenue
Suite 1000N                                                     Suite 1000N
Bethesda, Maryland 20814                           Bethesda, Maryland 20814

INDEPENDENT ACCOUNTANTS                               PRINCIPAL UNDERWRITER
Coopers & Lybrand, L.L.P.                        Calvert Distributors, Inc.
217 Redwood Street                                   4550 Montgomery Avenue
Baltimore, Maryland 21202-3316                                  Suite 1000N
                                                   Bethesda, Maryland 20814


                        TABLE OF CONTENTS
                  Investment Objective and Policies            1
                  Investment Restrictions                      5
                  Purchase and Redemption of Shares            7
                  Dividends and Taxes                          8
                  Valuation of Shares                         10
                  Calculation of Yield                        11
                  Advertising                                 12
                  Trustees and Officers                       12
                  Investment Advisor                          14
                  Transfer      and      Shareholder
                  Servicing Agent                             15
                  Independent     Accountants    and
                  Custodians                                  15
                  Method of Distribution                      15
                  Portfolio Transactions                      16
                  General Information                         17
                  Financial Statements                        17
                  Appendix                                    17

STATEMENT OF ADDITIONAL INFORMATION-January 31, 1996

                          MONEY MANAGEMENT PLUS
                             Prime Portfolio
             4550 Montgomery Avenue, Bethesda, Maryland 20814

==========================================================================
              New Account      (800) 368-2748     Shareholder   (800) 368-2745
              Information:(301) 951-4820          Services:     (301) 951-4810
==========================================================================
              Broker           (800) 368-2746     TDD for  the Hearing-
==========================================================================
==========================================================================
              Services:        (301) 951-4850     Impaired:     (800) 541-1524
==========================================================================

         This Statement of Additional Information is not a prospectus. Investors should read the Statement of Additional Information in conjunction with the Fund's Prospectus dated January 31,1996, which may be obtained free of charge by writing or calling the Fund.

==========================================================================
                    INVESTMENT OBJECTIVE AND POLICIES
==========================================================================

         Money Management Plus Prime Portfolio (the "Fund") is a money market fund which seeks to obtain the highest level of current income, consistent with safety, preservation of capital and liquidity, that is available through investment in specified money market instruments. Currently, the Fund's assets are invested in securities maturing in 13 months or less and the Fund maintains an average weighted maturity of 90 days or less. Fund investments are valued at amortized cost. The Fund intends to maintain a constant net asset value of $1.00 per share. The Fund invests exclusively in short-term money market instruments.

Prime Portfolio: The Portfolio will be invested exclusively in:
         (1) U.S. dollar-denominated certificates of deposit, bankers' acceptances and other debt obligations of U.S. banks and their branches located outside of the U.S. and of U.S. branches of foreign banks, provided that the bank has total assets of at least $1 billion (or the equivalent in other currencies) or, if its total assets are less than $1 billion, the principal amount of such obligation is insured in full by the Federal Deposit Insurance Corporation;
         (2) commercial paper of both domestic and foreign issuers which at the date of investment is rated A-1 by Standard & Poor's Corporation or Prime-1 by Moody's Investors Service, Inc., or, if unrated, is of comparable quality as determined by the Advisor under the supervision of the Board of Trustees;
         (3) short-term (one year or less) corporate obligations of both domestic and foreign issuers which at the date of investment are rated AAA or AA by Standard & Poor's or Aaa or Aa by Moody's or, if unrated, are of comparable quality as determined by the Advisor under the supervision of the Board of Trustees;
         (4) obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies and instrumentalities, or by foreign governments, their agencies and instrumentalities, or by international agencies and instrumentalities; and
         (5) such obligations subject to repurchase agreements with recognized securities dealers and banks.

         While the Fund invests only in high-grade, short-term money market instruments, there can be, of course, no assurance that the Fund will be successful in meeting its investment objective or in maintaining a constant net asset value of $1.00 per share because there are inherent risks in the ownership of any investment. An increase in interest rates will generally reduce the value of Fund investments, and a decline in interest rates will generally increase the value of Fund investments. Investments in obligations not guaranteed by the full faith and credit of the U.S. Government are subject to the ability of the issuer to make payment at maturity. Dividends paid by the Fund will fluctuate as interest rates and net investment income fluctuate. The Fund will attempt, through careful management and diversification, to reduce these risks and enhance the opportunities for higher income and greater price stability.

Repurchase Agreements
         The Fund engages in repurchase agreements in order to earn a higher rate of return than it could earn simply by investing in the obligation which is the subject of the repurchase agreement. Repurchase agreements are not, however, without risk.
         In the event of the bankruptcy of a seller during the term of a repurchase agreement, a legal question exists as to whether the Fund would be deemed the owner of the underlying security or would be deemed only to have a security interest in and lien upon such security. The Fund will only engage in repurchase agreements with recognized securities dealers and banks determined to present minimal credit risk by the Advisor under the direction and supervision of the Fund's Board of Trustees. Repurchase agreements are always for periods of less than one year and no more than 10% of a Fund's assets may be invested in repurchase agreements not terminable within seven days.
         In addition, the Fund will only engage in repurchase agreements reasonably designed to secure fully during the term of the agreement the seller's obligation to repurchase the underlying security and will monitor the market value of the underlying security during the term of the agreement. If the value of the underlying security declines and is not at least equal to the repurchase price due the Fund pursuant to the agreement, the Fund will require the seller to pledge additional securities or cash to secure the seller's obligations pursuant to the agreement. If the seller defaults on its obligation to repurchase and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the underlying security.

Reverse Repurchase Agreements
         The Fund may also engage in reverse repurchase agreements. Under a reverse repurchase agreement, the Fund sells its securities to a bank or securities dealer and agrees to repurchase those securities from such party at an agreed upon date and price reflecting a market rate of interest. The Fund invests the proceeds from each reverse repurchase agreement in obligations in which it is authorized to invest. The Fund intends to enter into a reverse repurchase agreement only when the interest income provided for in the obligation in which the Fund invests the proceeds is expected to exceed the amount the Fund will pay in interest to the other party to the agreement, plus all costs associated with the transactions. The Fund does not intend to borrow for leverage purposes. The Fund will only be permitted to pledge assets to the extent necessary to secure borrowings and reverse repurchase agreements.
         During the time a reverse repurchase agreement is outstanding, the Fund will maintain in a segregated custodial account an amount of cash, U.S. Government securities or other liquid, high-quality debt securities equal in value to the repurchase price. The Fund will mark to market the value of assets held in the segregated account, and will place additional assets in the account whenever the total value of the account falls below the amount required under applicable regulations.
         The Fund's use of reverse repurchase agreements involves the risk that the other party to the agreements could become subject to bankruptcy or liquidation proceedings during the period the agreements are outstanding. In such event, the Fund may not be able to repurchase the securities it has sold to that other party. Under those circumstances, if at the expiration of the agreement such securities are of greater value than the proceeds obtained by the Fund under the agreements, the Fund may have been better off had it not entered into the agreement. However, the Fund will enter into reverse repurchase agreements only with banks and dealers which the Advisor believes present minimal credit risks under guidelines adopted by the Fund's Board of Trustees. In addition, the Fund bears the risk that the market value of the securities sold by the Fund may decline below the agreed-upon repurchase price, in which case the dealer may request the Fund to post additional collateral.

International Money Market Instruments
         The Fund may invest in U.S. dollar-denominated obligations of foreign branches of U.S. banks and U.S. branches of foreign banks ("bank obligations."). Such bank obligations may be subject to risks not associated with domestically insured bank obligations. For example, foreign and domestic bank reserve requirements may differ.
         The  Fund  may  also  invest  in  commercial  paper,   short-term
corporate obligations, and obligations issued or guaranteed by foreign governments, their agencies and instrumentalities, or by international agencies and instrumentalities, so long as such instruments are U.S. dollar-denominated and meet the same credit, liquidity, and concentration requirements as domestic obligations.
         The bank obligations and other money market instruments of foreign issuers described above are subject to certain additional risks. Payment of interest and principal upon these obligations and the marketability and liquidity of such obligations in the secondary market may also be adversely affected by governmental action in the country of domicile of the branch (generally referred to as "sovereign risk"). Examples of governmental actions would be the imposition of exchange or currency controls, interest limitations or withholding taxes on interest income, seizure of assets, or the declaration of a moratorium on the payment of principal or interest. In addition, evidences of ownership of Fund securities may be held outside of the U.S., and the Fund may be subject to the risks associated with the holding of such property overseas.
         These instruments are not subject to currency fluctuations, since they are denominated in U.S. dollars. The Advisor will consider the political and economic conditions in a country, the location of custody, and the liquidity in selecting such instruments for the Fund. Also, as an operating policy, it will only invest in bank obligations of foreign branches of U.S. banks if the parent banks guarantees the obligation, and where the parent bank either has assets of at least $1 billion (or equivalent in other currencies), or is insured in full by the Federal Deposit Insurance Corporation.

Obligations with Puts Attached
         The Fund has authority to purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when it can acquire at the same time the right to sell the securities back to the seller at an agreed upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "put."
         A Fund may not acquire obligations subject to puts if immediately thereafter, with respect to 75% of the total amortized cost value of its assets, that Fund would have more than 5% of its assets invested in securities underlying puts from the same institution. A Fund may, however, invest up to 10% of its assets in securities underlying unconditional puts from the same institution. Unconditional puts are readily exercisable in the event of a default in payment of principal or interest on the underlying securities. The Fund must limit its Fund investments, including puts, to instruments of high quality as determined by a nationally recognized statistical rating organization.


When-Issued Purchases
         Securities purchased on a when-issued basis and the securities held in the Fund are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes in the level of interest rates (which will generally result in both changing in value in the same way, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve higher interest income, the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the Fund's assets may vary. No new when-issued commitments will be made by a Fund if more than 50% of that Fund's net assets would become so committed.
         When the time comes to pay for when-issued securities, the Fund will meet its obligations from then available cash flow, sale of securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). Sale of securities to meet such obligations carries with it a greater potential for the realization of capital losses and capital gains which are not exempt from federal income tax.

==========================================================================
                         INVESTMENT RESTRICTIONS
==========================================================================

Fundamental
         The   foregoing   investment   objective  and  policies  and  the
following investment restrictions and fundamental policies may not be changed without the consent of the holders of a majority of the Fund's outstanding shares, including a majority of the shares of the Fund. Shares have equal rights as to voting, except that only shares of a Fund are entitled to vote on matters affecting only that Fund (such as changes in investment objective, policies or restrictions). A majority of the shares means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. No Fund of the Fund may:
                  (1) Purchase common stocks,  preferred  stocks,
         warrants, or other equity securities;
                  (2) Sell securities short,  purchase securities
         on  margin,  or  write  put or call  options.  The  Fund
         reserves the right,  without percentage  limitation,  to
         purchase    securities    with   puts   attached.    See
         "Obligations with Puts Attached";
                  (3)  Issue  senior  securities,  borrow  money,
         except from banks for  temporary or  emergency  purposes
         and then  only in an  amount  up to 10% of the  value of
         that  Fund's  total  assets,  and,  for The  Fund  only,
         except by  engaging  in reverse  repurchase  agreements;
         provided, however, that The Fund may engage in reverse repurchase agreements so long as, at the time it enters into  a  reverse  repurchase  agreement,  the  aggregate
         proceeds    from    outstanding    reverse    repurchase
         agreements, when added to other outstanding borrowings permitted by this section, do not exceed 33 1/3% of the
         Fund's total assets. In order to secure any permitted borrowings and, for The Fund only, reverse repurchase agreements under this section, the Fund may pledge, mortgage or hypothecate its assets.
                  (4)   Underwrite   the   securities   of  other
         issuers, except to the extent that either the sale of restricted securities or the purchase of municipal obligations in accordance with the Fund's investment
         objective  and  policies,   either   directly  from  the
         issuer,  or from an  underwriter  for an issuer,  may be
         deemed an underwriting;
                  (5) Purchase or sell real  estate,  real estate
         investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Tax-Free Fund from investing in municipal obligations secured by real estate or interests therein or prevent  The Fund from  investing  (a) in  securities
         which  are   secured  by  real  estate  or  real  estate
         mortgages,  or (b) in the  securities  of issuers  which
         invest or deal in commodities,  commodity futures,  oil,
         gas,  or  other  mineral   exploration   or  development
         programs, real estate, or real estate mortgages;
                  (6) Purchase or retain  securities of an issuer
         if those  trustees  of the Fund,  each of whom owns more
         than  1/2 of 1% of the  outstanding  securities  of such
         issuer,  together  own more than 5% of such  outstanding
         securities;
                  (7) Make loans to others,  except in accordance
         with the Fund's investment objective and policies,  such
         as the purchase of an issue of debt  securities in which
         the  Fund  is  authorized  to  invest,  or  pursuant  to
         contracts providing for the compensation of service providers by compensating balances;
                  (8)  Invest in  companies  for the  purpose  of
         exercising control; or invest in securities of other investment companies, except as they may be acquired as part  of  a  merger,  consolidation  or  acquisition  of
         assets,  or in  connection  with a  director's/trustee's
         deferred compensation plan, as long as there is no duplicaton of advisory fees;
                  (9)  Invest  more than 25% of its assets in any
         particular industry or industries,  except that the Fund
         may invest  more than 25% of its  assets in  obligations
         issued  or  guaranteed  by  the  U.S.  Government,   its
         agencies or  instrumentalities.  Industrial  development
         bonds,  where the payment of  principal  and interest is
         the   responsibility   of  companies   within  the  same
         industry, are grouped together as an "industry";
                  (10)  Invest  more  than 5% of the value of its
         total  assets  in   securities   where  the  payment  of
         principal  and  interest  is  the  responsibility  of  a
         company  or  companies   with  less  than  three  years'
         operating history.
                  (11)  Purchase  securities of any issuer (other
         than  obligations  of,  or  guaranteed  by,  the  United
         States Government, its agencies or instrumentalities,  a
         State, its political  subdivisions or  municipalities or
         agencies  thereof) if, as a result,  (a) more than 5% of
         the value of its total assets would be invested in the securities of that issuer, or (b) more than 25% of the value  of its  total  assets  would be  invested  in the
         securities  of  issuers  in  the  same   industry.   For
         purposes of this restriction regarding The Fund only, an investment in U.S. banks or U.S. branches of foreign banks is not considered an industry;


Non-Fundamental
                  (12) No more than 10% of the Fund's net assets may be invested in illiquid securities;
                  (13) For purposes of investment restriction number 3 above, the Fund has no current intention to allow its borrowings due to reverse repurchase agreements to exceed 5% of total assets.

==========================================================================
                    PURCHASE AND REDEMPTION OF SHARES
==========================================================================

         The Fund requires a minimum initial investment of $2,000 and an average account balance of $1,000. Shares will be held in book entry form at the Fund's transfer agent. No share certificates will be issued.
         Shareholders wishing to use the draft writing service should complete the signature card enclosed with the Investment Application. This draft writing service will be subject to the customary rules and regulations governing checking accounts, and the Fund reserves the right to change or suspend the service. Generally, there is no charge to you for the maintenance of this service or for the clearance of drafts, but the Fund reserves the right to charge a service fee for drafts returned for uncollected or insufficient funds. As a service to shareholders, the Fund may automatically transfer the dollar amount necessary to cover drafts you have written on the Fund to your account from any other of your identically registered accounts in Calvert money market funds or Calvert Insured Plus. The Fund may charge a fee for this service.
         When a payable through draft is presented to the Custodian for payment, a sufficient number of full and fractional shares from the shareholder's account to cover the amount of the draft will be redeemed at the net asset value next determined. If there are insufficient shares in the shareholder's account, the draft may be returned. Drafts presented for payment which would require the redemption of shares purchased by check or electronic funds transfer within the previous 10 business days will not be honored. This draft writing procedure for redemption enables shareholders to receive the daily dividends declared on the shares to be redeemed until such time as the draft is presented for payment.
         Amounts redeemed by check redemption may be mailed to the investor without charge. Amounts of more than $50 and less than $300,000 may be transferred electronically at no charge to the investor. Amounts of $1,000 or more will be transmitted by wire without charge by the Fund to the investor's account at a domestic commercial bank that is a member of the Federal Reserve System or to a correspondent bank. A charge of $5 is imposed on wire transfers of less than $1,000. If the investor's bank is not a Federal Reserve System member, failure of immediate notification to that bank by the correspondent bank could result in a delay in crediting the funds to the investor's bank account.
         Telephone redemption requests which would require the redemption of shares purchased by check or electronic funds transfer within the previous 10 business days may not be honored. The Fund reserves the right to modify the telephone redemption privilege.
         Existing   shareholders   who  at  any  time   desire  to  change
instructions already given must send a notice either to the broker through which shares were purchased or to the Fund with a voided check from the bank account to receive the redemption proceeds. New wiring instructions may be accompanied by a voided check in lieu of a signature guarantee. If a voided check does not accompany the request, then the request must be signature guaranteed by a commercial bank, savings and loan association, trust company, member firm of any national securities exchange, or credit union. Further documentation may be required from corporations, fiduciaries, pension plans, and institutional investors.
         The Fund's redemption check normally will be mailed to the investor on the next business day following the date of receipt by the Fund of the written or telephone redemption request. If the investor so instructs in the redemption request, the check will be mailed or the redemption proceeds wired to a predesignated account at the investor's bank. Redemption proceeds are normally paid in cash. However, at the sole discretion of the Fund, the Fund has the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the Fund, whichever is less, or as allowed by law.
         The right of redemption may be suspended or the date of payment postponed for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), when trading on the New York Stock Exchange is restricted, or an emergency exists, as determined by the SEC, or if the Commission has ordered such a suspension for the protection of shareholders. Redemption proceeds are normally mailed or wired the next business day after a proper redemption request has been received, unless redemptions have been suspended or postponed as described above.

==========================================================================
                           DIVIDENDS AND TAXES
==========================================================================

         The Fund declares dividends daily and pays them monthly, based on its net investment income. Net investment income consists of the interest income earned on investments (adjusted for amortization of original issue or market discount or premium), less expenses. Realized and unrealized gains and losses are not included in net investment income. Net short-term capital gains will be distributed once each year, although the Fund may distribute them more frequently if necessary in order to maintain net asset value at $1.00 per share. Distributions of net capital gains, if any, are normally declared and paid by the Fund once a year; however, the Fund does not intend to make any such distributions from securities profits unless available loss carryovers, if any, have been used or have expired.
         Purchasers of Fund shares begin receiving dividends from the date federal funds are received by the Fund. Purchases by bank wire received by the Fund's custodian prior to 12:30 p.m. Eastern time or by electronic funds transfer represent immediately available federal funds. Purchases by domestic check may take up to two days to convert into federal funds. Shareholders redeeming shares by telephone, electronic funds transfer or written request will receive dividends through the date that the redemption request is received; shareholders redeeming shares by draft will receive dividends up to the date such draft is presented to the Fund for payment.
         In 1995 the Fund did qualify and in 1996 the Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code as amended. By so qualifying, the Fund will not be subject to federal income taxes, nor to the federal excise tax imposed by the Tax Reform Act of 1986, to the extent that it distributes its net investment income and realized capital gains.
         Dividends and distributions are automatically reinvested at net asset value in additional shares. Shareholders may elect to have their dividends and distributions paid out monthly or quarterly in cash. The Tax-Free Fund's dividends of net investment income constitute exempt-interest dividends on which shareholders are not generally subject to federal income tax; however, under the Act, dividends attributable to interest on certain private activity bonds must be included in federal alternative minimum taxable income for the purpose of determining liability (if any) for individuals and for corporations. In the case of corporations, alternative minimum taxable income will also include an item of tax preference consisting of one-half of the excess of pre-tax book income over the corporation's other federal alternative minimum taxable income, and for this purpose all exempt-interest dividends will be required to be taken into account as book income. The Fund's dividends of net investment income and dividends of net short-term capital gains, whether taken in cash or reinvested in additional shares, are taxable to shareholders as ordinary income and do not qualify for the dividends received deduction for corporations. Net long-term capital gain distributions, if any, will generally be includable as long-term capital gain in the gross income of shareholders who are citizens or residents of the United States. Whether such realized securities gains and losses are long- or short-term depends on the period the securities are held by the Fund, not the period for which the shareholder holds shares of the Fund.
         A shareholder may also be subject to state and local taxes on dividends and distributions from the Fund. The Fund will notify shareholders annually about the tax status of dividend and distributions paid by the Fund and the amount of dividends withheld, if any, during the previous year. Many states do not tax the portion of a Fund's dividends which is derived from interest on U.S. Government obligations. State law varies considerably concerning the tax status of dividends derived from U.S. Government obligations. Accordingly, shareholders should consult their tax advisors about the tax status of dividends and distributions from the Fund in their respective jurisdictions.
         The Internal Revenue Code provides that interest on indebtedness incurred or continued in order to purchase or carry shares of a regulated investment company which distributes exempt-interest dividends during the year is not deductible.
         The Fund is required to withhold 31% of any dividends and any long-term capital gain dividends, paid by the Prime or Government Fund if: (a) the shareholder's social security number or other taxpayer identification number ("TIN") is not provided or an obviously incorrect TIN is provided: (b) the shareholder does not certify under penalties of perjury that the TIN provided is the shareholder's correct TIN and that the shareholder is not subject to backup withholding under section 3406(a)(1)(C) of the Internal Revenue Code because of underreporting; or
(c) the Fund is notified by the Internal Revenue Service that the TIN provided by the shareholder is incorrect or that there has been underreporting of interest or dividends by the shareholder. Affected shareholders will receive statements at least annually specifying the amount of dividends withheld. Shareholders exempt from backup withholding include: corporations; financial institutions; tax exempt organizations; individual retirement plans; the U.S., a state, the District of Columbia, a U.S. possession, a foreign government, an international organization, or any political subdivision, agency or instrumentality of any of the foregoing; U.S. registered commodities or securities dealers; real estate investment trusts; registered investment companies; bank common trust funds; certain charitable trusts; and foreign central banks of issue. Non-resident aliens also are generally not subject to backup withholding but, along with certain foreign
partnerships  and  foreign   corporations,   may  instead  be  subject  to
withholding under section 1441 of the Internal Revenue Code. Shareholders claiming exemption from backup withholding should call or write the Fund for further information.

==========================================================================
                           VALUATION OF SHARES
==========================================================================

         The net asset value per share, the price at which shares are continuously issued and redeemed, is computed by dividing the value of the Fund's total assets, less its liabilities, by the total number of shares outstanding. The Fund's net asset value is determined every business day at the close of the New York Stock Exchange (generally, 4:00 p.m., Eastern time), and at such other times as may be appropriate or necessary. The Funds do not determine net asset value on certain national holidays or other days on which the New York Stock Exchange is closed: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
         The Fund's assets, including commitments to purchase securities on a when-issued basis, are valued at their amortized cost which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument. During periods of declining interest rates, the daily yield on shares of a Fund may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its Fund instruments. Thus, if the use of amortized cost by a Fund resulted in a lower aggregate Fund value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values, and existing investors in the Fund would receive less investment income. The converse would apply in a period of rising interest rates.
         Rule 2a-7 under the Investment Company Act of 1940 permits the Fund to value its assets at amortized cost if the Fund maintains a dollar-weighted average maturity of 90 days or less and only purchases obligations having remaining maturities of 13 months or less. Rule 2a-7 requires, as a condition of its use, that the Fund invest only in obligations determined by the Trustees to be of high quality with minimal credit risks and further requires the Trustees to establish procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's investment holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations or equivalents deviates from $1.00 per share. If such deviation exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, will be initiated. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Trustees will take such corrective action as they regard as necessary and appropriate, including: the sale of Fund instruments prior to maturity to realize capital gains or losses or to shorten average Fund maturity; the withholding of dividends or payment of distributions from capital or capital gains; redemptions of shares in kind; or the establishment of a net asset value per share based upon available market quotations.

==========================================================================
                           CALCULATION OF YIELD
==========================================================================

         From time to time, the Fund advertises "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" refers to the actual income generated by an investment in the Fund over a particular base period of time. The length and closing date of the base periods will be stated in the advertisement. If the base period is less than one year, the yield is then "annualized." That is, the net change, exclusive of capital changes, in the value of a share during the base period is divided by the net asset value per share at the beginning of the period, and the result is multiplied by 365 and divided by the number of days in the base period. Capital changes excluded from the calculation of yield are: (1) realized gains and losses from the sale of securities, and (2) unrealized appreciation and depreciation. A Fund's "effective yield" for a seven-day period is its annualized compounded average yield during the period, calculated according to the following formula:

          Effective yield = [(base period return) + 1]365/7 - 1

         From time to time, the Fund may provide, for a given period, quotations of dividend yield to shareholders or prospective investors.
For the seven-day period ended September 30, 1995, the yield and effective yield were:

                                                              Effective
                                            Yield             Yield

         Prime Portfolio                    3.78%             3.85%

==========================================================================
                               ADVERTISING
==========================================================================

         The Fund or its affiliates may provide information such as, but not limited to, the economy, investment climate, investment principles, sociological conditions and political ambiance. Discussion may include hypothetical scenarios or lists of relevant factors designed to aid the investor in determining whether the Fund is compatible with the investor's goals. The Fund may list Fund holdings or give examples or securities that may have been considered for inclusion in the Fund, whether held or not.
         The Fund or its affiliates may supply comparative performance data and rankings from independent sources such as Donoghue's Money Fund Report, Bank Rate Monitor, Money, Forbes, Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Wiesenberger Investment Companies Service, Mutual Fund Values Morningstar Ratings, Mutual Fund Forecaster, Barron's, and The Wall Street Journal. The Fund may also cite to any source, whether in print or on-line, such as Bloomberg, in order to acknowledge origin of information. The Fund may compare itself or its Fund holdings to other investments, whether or not issued or regulated by the securities industry, including, but not limited to, certificates of deposit and Treasury notes. The Fund, its Advisor, and its affiliates reserve the right to update performance rankings as new rankings become available.

==========================================================================
                          TRUSTEES AND OFFICERS
==========================================================================

         RICHARD L. BAIRD, JR., Trustee. Mr. Baird is Director of Finance for the Family Health Council, Inc. in Pittsburgh, Pennsylvania,
a  non-profit   corporation  which  provides  family  planning   services,
nutrition, maternal/child health care, and various health screening services. Mr. Baird is a trustee/director of each of the investment companies in the Calvert Group of Funds, except for Acacia Capital
Corporation,  Calvert  New  World  Fund and  Calvert  World  Values  Fund.
Address: 211 Overlook Drive, Pittsburgh, Pennsylvania 15216.
         FRANK H. BLATZ, JR., Esq., Trustee. Mr. Blatz is a partner in the law firm of Abrams, Blatz, Gran, Hendricks & Reina, P.A. Address:
900 Oak Tree Road, South Plainfield, New Jersey 07080.
         FREDERICK T. BORTS, M.D., Trustee. Dr. Borts is a radiologist with Kaiser Permanente. Prior to that, he was a radiologist at Bethlehem Medical Imaging in Allentown, Pennsylvania. Address: 2040 Nuuanu Avenue #1805, Honolulu, Hawaii, 96817.
         <F1> CHARLES E. DIEHL,  Trustee.  Mr.  Diehl is Vice  President  and
Treasurer Emeritus of the George Washington University, and has retired from University Support Services, Inc. of Herndon, Virginia. He is also a Director of Acacia Mutual Life Insurance Company. Address: 1658 Quail Hollow Court, McLean, Virginia 22101.
         DOUGLAS E. FELDMAN, M.D., Trustee. Dr. Feldman practices head and neck reconstructive surgery in the Washington, D.C., metropolitan area. Address: 7536 Pepperell Drive, Bethesda, Maryland 20817.
         PETER W. GAVIAN, CFA, Trustee. Mr. Gavian is a principal of Gavian De Vaux Associates, an investment banking firm. He was formerly President of Corporate Finance of Washington, Inc. Address: 1953 Gallows Road, Suite 130, Vienna, Virginia 22201.
         JOHN G.  GUFFEY,  JR.,  Trustee.  Mr.  Guffey is  chairman of the
Calvert  Social  Investment   Foundation,   organizing   director  of  the
Community Capital Bank in Brooklyn,  New York, and a financial  consultant to various organizations. In addition, he is a Director of the Community Bankers Mutual Fund of Denver, Colorado, and the Treasurer and Director
of Silby, Guffey, and Co., Inc., a venture capital firm. Mr. Guffey is a trustee/director of each of the other investment companies in the
Calvert  Group  of  Funds,  except  for  Acacia  Capital  Corporation  and
Calvert  New  World  Fund.  Address:  7205  Pomander  Lane,  Chevy  Chase,
Maryland 20815.
         ARTHUR J. PUGH, Trustee. Mr. Pugh serves as a Director of Acacia Federal Savings Bank. Address: 4823 Prestwick Drive, Fairfax, Virginia 22030.
         <F1> DAVID  R.  ROCHAT,  Senior  Vice  President  and  Trustee.  Mr.
Rochat is Executive Vice President of Calvert Asset Management Company, Inc., Director and Secretary of Grady, Berwald and Co., Inc., and Director and President of Chelsea Securities, Inc. Address: Box 93, Chelsea, Vermont 05038.
         <F1>   D.   WAYNE   SILBY,   Esq.,   Trustee.   Mr.   Silby   is   a
trustee/director of each of the investment companies in the Calvert Group of Funds, except for Acacia Capital Corporation and Calvert New World Fund. Mr. Silby is an officer, director and shareholder of Silby, Guffey & Company, Inc., which serves as general partner of Calvert
Social  Venture  Partners  ("CSVP").   CSVP  is  a  venture  capital  firm
investing in socially  responsible small companies.  He is also a Director of Acacia Mutual Life Insurance Company. Address: 1715 18th Street, N.W., Washington, D.C. 20009.
         <F1> CLIFTON S. SORRELL,  JR.,  President and Trustee.  Mr.  Sorrell
serves as President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. and as an officer and director of each of its
affiliated  companies.   He  is  a  director  of  Calvert-Sloan  Advisers,
L.L.C., and a trustee/director of each of the investment companies in the Calvert Group of Funds.
         <F1> RENO J. MARTINI,  Senior Vice President.  Mr. Martini is Senior
Vice President of Calvert Group, Ltd., and Senior Vice President and Chief Investment Officer of Calvert Asset Management Company, Inc. Mr. Martini is also a director and President of Calvert-Sloan Advisers, L.L.C., and a director and officer of Calvert New World Fund.
         <F1> ROBERT L. BENNETT,  Vice  President.  Mr. Bennett is a Director
of Calvert Group, Ltd. and its subsidiaries, President of Calvert Shareholder Services, Inc., and Executive Vice President of Calvert Group, Ltd. He is an officer of each of the investment companies in the Calvert Group of Funds, except for Calvert New World Fund.
         <F1> RONALD M.  WOLFSHEIMER,  CPA,  Treasurer.  Mr.  Wolfsheimer  is
Senior Vice President and Controller of Calvert Group, Ltd. and its subsidiaries and an officer of each of the other investment companies in the Calvert Group of Funds. Mr. Wolfsheimer is Vice President and Treasurer of Calvert-Sloan Advisers, L.L.C., and a director of Calvert Distributors, Inc.
         <F1> WILLIAM M. TARTIKOFF,  Esq., Vice President and Secretary.  Mr.
Tartikoff is an officer of each of the investment companies in the Calvert Group of Funds, and is Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd., and each of its subsidiaries. Mr. Tartikoff is Vice President and Secretary of Calvert-Sloan Advisers, L.L.C., and is an officer of Acacia National Life Insurance Company.
         <F1>EVELYNE  S.  STEWARD,  Vice  President.  Ms.  Steward is Senior
Vice President of Calvert Group, Ltd., and a director of Calvert-Sloan Advisers, L.L.C.
         <F1> DANIEL K. HAYES,  Vice  President.  Mr. Hayes is Vice President
of Calvert Asset Management Company, Inc., and is an officer of each of the other investment companies in the Calvert Group of Funds, except for Calvert New World Fund.
         <F1> SUSAN WALKER BENDER, Esq.,  Assistant Secretary.  Ms. Bender is
Associate  General  Counsel of Calvert Group,  Ltd. and an officer of each of its  subsidiaries  and  Calvert-Sloan  Advisers,  L.L.C. She is also an officer of each of the other  investment  companies  in the Calvert  Group of Funds.
         <F1>  BETH-ANN  ROTH,  Esq.,  Assistant   Secretary.   Ms.  Roth  is
Associate General Counsel of Calvert Group, Ltd. and an officer of each of its subsidiaries and Calvert-Sloan Advisers, L.L.C. She is also an officer of each of the other investment companies in the Calvert Group of Funds.

<F1>Officers and trustees deemed to be "interested persons" of the Fund under the Investment Company Act of 1940, by virtue of of their affiliation with the Fund's Advisor.

         Each of the above directors/trustees and officers is a director/trustee or officer of each of the investment companies in the Calvert Group of Funds with the exception of Calvert Social Investment Fund, of which only Messrs. Baird, Guffey, Silby and Sorrell are among the trustees, Acacia Capital Corporation, of which only Messrs. Blatz, Diehl, Pugh and Sorrell are among the directors, Calvert World Values Fund, Inc., of which only Messrs. Guffey, Silby and Sorrell are among the directors, and Calvert New World Fund, Inc., of which only Messrs. Sorrell and Martini are among the directors. The address of directors and officers, unless otherwise noted, is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Trustees and officers of the Fund as a group own less than 1% of the Fund's outstanding shares.
         The Audit Committee of the Board is composed of Messrs. Baird, Blatz, Feldman, Guffey and Pugh. The Board's Investment Policy Committee is composed of Messrs. Borts, Diehl, Gavian, Rochat, Silby and Sorrell.
         During fiscal 1995, trustees of the Fund not affiliated with the Fund's Advisor were paid $8,619. Trustees of the Fund not affiliated with the Advisor presently receive an annual fee of $20,250 for service as a member of the Board of Trustees of the Calvert Group of Funds, and a fee of $750 to $1200 for each regular Board or Committee meeting attended; such fees are allocated among the respective Funds on the basis of net assets.
         Trustees of the Fund not affiliated with the Fund's Advisor may elect to defer receipt of all or a percentage of their fees and invest them in any fund in the Calvert Family of Funds through the Trustees Deferred Compensation Plan (shown as "Pension or Retirement Benefits Accrued as part of Fund Expenses," below). Deferral of the fees is designed to maintain the parties in the same position as if the fees were paid on a current basis. Management believes this will have a negligible effect on the Fund's assets, liabilities, net assets, and net income per share, and will ensure that there is no duplication of advisory fees.

                        Trustee Compensation Table

Fiscal Year 1995       Aggregate         Pension or        Total Compensation
(unaudited             Compensation      Retirement        from Registrant and
numbers)               from Registrant   Benefits Accrued  Fund Complex paid to
                       for service as    as part of        Trustees<F3>
                       Trustee           Registrant
Name of Trustee                          Expenses<F2>
 ..........................................................................
Richard L. Baird, Jr.  $885              $0                 $33,450
Frank H. Blatz, Jr.    $913              $913               $36,801
Frederick T. Borts     $671              $0                 $25,050
Charles E. Diehl       $903              $903               $35,101
Douglas E. Feldman     $855              $0                 $30,600
Peter W. Gavian        $601              $258               $31,051
John G. Guffey, Jr.    $859              $0                 $40,450
Arthur J. Pugh         $912              $0                 $36,801
D. Wayne Silby         $849              $0                 $47,965

<F2> Messrs. Blatz, Diehl, Gavian, and Pugh have chosen to defer a portion of their compensation. As of September 30, 1995, total deferred compensation, including dividends and capital appreciation, was $389,972, $320,855, $85,937, and $145,282, for each trustee, respectively.
<F3> As of December 31, 1995. The Fund Complex consists of eight (8)
 registered investment companies.

==========================================================================
                            INVESTMENT ADVISOR
==========================================================================

         The Fund's Investment Advisor is Calvert Asset Management Company, Inc., 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, a subsidiary of Calvert Group, Ltd., which is a subsidiary of
Acacia  Mutual  Life  Insurance  Company  of  Washington,   D.C.  ("Acacia
Mutual").
         The Advisory Contract between the Fund and the Advisor will remain in effect until January 3, 1997, and from year to year thereafter, provided continuance is approved at least annually by the vote of the holders of a majority of the outstanding shares of the Fund, or by the Trustees of the Fund; and further provided that such continuance is also approved annually by the vote of a majority of the Trustees of the Fund who are not parties to the Contract or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval. The Contract may be terminated without penalty by either party on 60 days' prior written notice; it automatically terminates in the event of its assignment.
         Under the Contract, the Advisor manages the investment and reinvestment of the Fund's assets, subject to the direction and control of the Fund's Board of Trustees. For its services, the Advisor receives an annual fee, payable monthly, of 0.50% of the first $500 million of the Fund's average daily net assets, 0.475% of the next $500 million of such assets, 0.45% of the next $500 million of such assets, 0.425% of the next $500 million of such assets, and 0.40% of all such assets over $2 billion. Until September 30, 1993, the Advisor voluntarily waived half of its advisory fee for the Fund, and charged only 0.25% of the Fund's average daily net assets.
         The Advisor provides the Fund with investment supervision and management, administrative services, office space, furnishes executive and other personnel to the Fund, and pays the salaries and fees of all Trustees who are affiliated persons of the Advisor. The Advisor may assume and pay certain Fund advertising and promotional expenses and reserves the right to compensate broker-dealers in consideration of their promotional or administrative services.
         The Fund pays all other expenses including: custodial fees; shareholder servicing, dividend disbursing and transfer agency fees; federal and state securities registration fees; Distribution Plan expenses; insurance premiums; trade association dues; interest, taxes and other business fees; legal and audit fees; and brokerage commissions and other costs associated with the purchase and sale of Fund securities.
         The Advisor has agreed to reimburse the Fund for the Fund's operating expenses (excluding brokerage, taxes, interest, Distribution Plan expenses and extraordinary items) exceeding, on a pro rata basis, the most restrictive state expense limitation in those states where the Funds' shares are registered.
         The advisory fees paid for the 1993, 1994,and 1995 fiscal years were $296,175, $516,334, and $378,388, respectively. The advisor did not reimburse the Fund during the 1993 or 1994 fiscal years. During 1995, the Advisor voluntarily waived fees or assumed expenses of $71,798 which were not charged to the Fund.

==========================================================================
                 TRANSFER AND SHAREHOLDER SERVICING AGENT
==========================================================================

         Calvert Shareholder Services, Inc., a wholly owned subsidiary of Calvert Group, Ltd., and Acacia Mutual Life Insurance Company, has been retained by the Fund to act as transfer agent, dividend disbursing agent and shareholder servicing agent. These responsibilities include: responding to shareholder inquiries and instructions concerning their accounts; crediting and debiting shareholder accounts for purchases and redemptions of Fund shares and confirming such transactions; daily updating of shareholder accounts to reflect declaration and payment of dividends; and preparing and distributing quarterly statements to shareholders regarding their accounts. For such services, Calvert Shareholder Services, Inc. receives compensation based on the number of shareholder accounts and the number of transactions. The service fees paid to Calvert Shareholder Services, Inc., for the 1993, 1994, and 1995 fiscal years were $177,074, $140,423, and $144,412, respectively.

==========================================================================
                  INDEPENDENT ACCOUNTANTS AND CUSTODIANS
==========================================================================

         Coopers & Lybrand, L.L.P. has been selected by the Board of Trustees to serve as independent auditors for fiscal year 1996. State Street Bank & Trust Company, N.A., 225 Franklin Street, Boston, MA 02110, serves as custodian of the Fund's investments. First National
Bank of Maryland, 25 South Charles Street, Baltimore, Maryland 21203 also serves as custodian of certain of the Fund's cash assets. The custodian has no part in deciding the Fund's investment policies or the choice of securities that are to be purchased or sold for the Fund's Funds.

==========================================================================
                          METHOD OF DISTRIBUTION
==========================================================================

         The Fund has entered into an agreement with Calvert Distributors, Inc. ("CDI") whereby CDI, acting as principal underwriter for the Fund, makes a continuous offering of the Fund's securities on a "best efforts" basis. Under the terms of the agreements, CDI is entitled to receive, pursuant to the Fund's Distribution Plan, a distribution service fee from the Fund of 0.35% of its average daily net assets. Salespersons may receive varying compensation depending on the class of shares they sell.
         Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a Distribution Plan (the "Plan") which permits it to pay certain expenses associated with the distribution of shares. Such expenses may not exceed, on an annual basis, 0.35% of the
Fund's average daily net assets. The Distribution Plan was approved by shareholders of the Fund and by the Board of Trustees, including the Trustees who are not "interested persons" of the Fund (as that term is defined in the Investment Company Act of 1940) and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan. The selection and nomination of the Trustees who are not interested persons of the Fund is committed to the discretion of such disinterested Trustees. In establishing the Plan, the Trustees considered various factors including the amount of the distribution fee (a maximum of 0.35% annually of the Fund's average net assets). The Trustees determined that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.
         The Plan may be terminated by vote of a majority of the non-interested Trustees who have no direct or indirect financial interest in the Plan, or by vote of a majority of the outstanding shares of the
Fund. Any change in the Plan that would materially increase the distribution cost to the Fund requires shareholder approval; otherwise, the Plan may be amended by the Trustees, including a majority of the non-interested Trustees as described above.
         The Plan will continue in effect until January 3, 1997, if not sooner terminated in accordance with its terms. Thereafter, the Plan will continue in effect for successive one year periods provided that such continuance is specifically approved by (i) the vote of a majority of the Trustees who are not parties to the Plan or interested persons of any such party and who have no direct or indirect financial interest in the Plan, and (ii) the vote of a majority of the entire Board of Trustees.
         For the 1993, 1994, and 1995 fiscal years, the Fund paid Distribution Plan expenses of $236,748, $351,119, and $315,130, respectively. Fiscal year 1995 Distribution Plan expenses were used entirely to compensate dealers distributing shares. Apart from the Plan, the Advisor and the principal underwriter, at their own expense, may incur costs and pay expenses associated with the distribution of shares of the Fund.

==========================================================================
                          PORTFOLIO TRANSACTIONS
==========================================================================

         Transactions are allocated to various underwriters and broker-dealers by the Fund's Advisor. Newly issued securities are purchased from underwriters acting as principals at prices which include underwriting fees. Purchases of securities in the secondary market and all sales are placed with broker-dealers who may be acting as agents or principals. Broker-dealers who execute Fund transactions on behalf of the Fund are selected primarily on the basis of their execution capability and secondarily on the value and quality of their services. The Advisor may place orders for the purchase or sale of Fund securities with qualified broker-dealers who provide it with statistical, research, or other information and services. Such broker-dealers may receive compensation for executing Fund transactions that is in excess of the compensation another broker-dealer would have received for executing such transactions if the Advisor determines in good faith that such compensation is reasonable in relation to the value of the information or services that have been provided. No brokerage commissions were paid by the Fund in the past three fiscal years.
         The Advisor may also execute Fund transactions with or through broker-dealers who have sold shares of the Fund. However, such sales will not be a qualifying or disqualifying factor in a broker-dealer's selection nor will the selection of any broker-dealer be based on the volume of Fund shares sold.

==========================================================================
                           GENERAL INFORMATION
==========================================================================

         The Fund is the only series of a Massachusetts business trust organized on March 16, 1982, under the name Calvert Cash Reserves, now doing business as Money Management Plus. The Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund. The shareholders of a Massachusetts business trust might, however, under certain circumstances, be held personally liable as partners for its obligations. The Declaration of Trust provides for indemnification and reimbursement of expenses out of Fund assets for any shareholder held personally liable for obligations of the Fund. The Declaration of Trust provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon.
The Declaration of Trust further provides that the Fund may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Fund, its shareholders,
Trustees, officers, employees, and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.
         The Fund will send its shareholders unaudited semi-annual and audited annual reports that will include the Fund's net asset value per share, Fund securities, income and expenses, and other financial information.
         This Statement of Additional Information does not contain all the information in the Fund's registration statement. The registration statement is on file with the Securities and Exchange Commission and is available to the public.

==========================================================================
                           FINANCIAL STATEMENTS
==========================================================================

         The audited financial statements included in the Annual Report to Shareholders dated September 30, 1995, are expressly incorporated by reference and made a part of this Statement of Additional Information. Copies of this Report may be obtained free of charge by writing or calling the Fund.

==========================================================================
                                 APPENDIX
==========================================================================

Commercial Paper Ratings
         Commercial paper rated A-1 by Standard & Poor's Corporation has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether an issuer's commercial paper is rated Al, A2, or A3.
         The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. Among the factors considered by Moody's in assigning rating are the following: evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of ten years; financial strength of a parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest question and preparations to meet such obligations.